Exhibit 99.1

News Release

For more information, contact:

McCall Butler

AT&T Corporate and Financial Communications

Phone: (470) 773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

  (212) 430-3774 (collect)

AT&T INC. ANNOUNCES RESULTS OF EARLY TENDERS IN EXCHANGE OFFERS

AND UPSIZE OF EXCHANGE OFFERS

Dallas, Texas, September 15, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the early tender results of its three pools of Exchange Offers and the upsizing of such Exchange Offers, each as detailed below. In connection with this upsizing, AT&T has amended the terms of the Exchange Offers to increase the maximum aggregate principal amount of New Notes that will be issued in the Exchange Offers. Except as described in this press release, the terms and conditions of the Exchange Offers, as described in the offering memorandum, dated August 31, 2020 (the “Exchange Offers”), remain unchanged.

The withdrawal deadline for the Exchange Offers occurred at 5:00 p.m. New York City time on September 14, 2020. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The pricing of the New Notes will occur at 11:00 a.m., New York City time, on September 15, 2020.

The settlement date for Old Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on September 14, 2020 is expected to be September 18, 2020. Holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

AT&T has offered to (i) exchange twenty-five series of notes issued by AT&T and certain of AT&T’s wholly-owned subsidiaries (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2053 (the “New 2053 Notes”) as described in the table below. The aggregate principal amount of Pool 1 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 1 Notes accepted results in the issuance of New 2053 Notes in an amount not exceeding $7,500,000,000 (as increased, the “2053 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 1 Notes
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(2)	00209AAF3	$274,942,000	1	$16,536,000
8.750% Senior Notes due November 15, 2031(3)	AT&T Corp.	001957BD0 / U03017BC0	$109,211,000	2	$4,557,000
8.30% Discount Debentures due 2036	Historic TW(4)	887315AZ2	$156,007,000	3	$15,000
7.700% Debentures due 2032	Time Warner(5)	00184AAG0	$139,051,000	4	$29,000
7.625% Debentures due 2031	Time Warner(5)	00184AAC9	$155,466,000	5	$139,000
7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	$151,402,000	6	$235,000
6 7/8% Notes due 2031	BellSouth, LLC(7)	079860AD4	$113,757,000	7	$1,590,000
6.550% Notes due 2034	BellSouth, LLC(7)	079860AE2	$147,409,000	8	$799,000
6.00% Notes due 2034	BellSouth, LLC(7)	079860AK8	$201,055,000	9	$2,634,000
6.800% Notes due 2036	AT&T Inc.	00206RAB8	$128,330,000	10	$1,015,000
6.55% Global Notes due 2039	AT&T Inc.	00206RAS1	$510,063,000	11	$66,925,000
6.500% Global Notes due 2036	AT&T Inc.	00206RJC7	$160,252,000	12	$4,274,000
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	$412,098,000	13	$172,847,000
6.40% Global Notes due 2038	AT&T Inc.	00206RAN2	$229,036,000	14	$64,018,000
6.350% Global Notes due 2040	AT&T Inc.	00206RDE9	$490,483,000	15	$332,905,000
6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	$849,360,000	16	$99,983,000
6.200% Global Notes due 2040	AT&T Inc.	00206RJD5	$329,267,000	17	$64,365,000
6.100% Global Notes due 2040	AT&T Inc.	00206RJE3	$392,704,000	18	$144,331,000
6.000% Global Notes due 2040	AT&T Inc.	00206RDF6	$1,234,030,000	19	$763,203,000
5.35% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	$1,789,560,000	20	$720,248,000
5.250% Global Notes due 2037	AT&T Inc.	00206RDR0	$3,000,000,000	21	$1,205,610,000
4.900% Global Notes due 2037	AT&T Inc.	00206RFW7 / U04644CJ4	$1,278,679,000	22	$595,718,000
4.850% Global Notes due 2039	AT&T Inc.	00206RHK1	$2,000,000,000	23	$1,043,764,000
4.800% Global Notes due 2044	AT&T Inc.	00206RCG5	$2,500,000,000	24	$1,303,859,000
4.30% Global Notes due 2042	AT&T Inc.	00206RBH4 / 00206RBG6	$1,956,149,000	25	$559,950,000

(1)

The aggregate principal amount of each series of Pool 1 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on September 14, 2020, based on information provided by the exchange agent to AT&T.

(2)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(3)	The 8.750% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.750% Senior Notes due November 15, 2031 was 8.000%.
(4)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(5)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(6)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(7)	The 6 7/8% Notes due 2031, 6.550% Notes due 2034, and 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(ii) exchange ten series of notes issued by AT&T (collectively, the “Pool 2 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2055 (the “New 2055 Notes”) as described in the table below. The aggregate principal amount of Pool 2 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 2 Notes accepted results in the issuance of New 2055 Notes in an amount not exceeding $7,500,000,000 (as increased, the “2055 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 2 Notes
6.375% Global Notes due 2041	AT&T Inc.	00206RDG4	$984,108,000	1	$379,856,000
6.250% Global Notes due 2041	AT&T Inc.	00206RJF0	$521,724,000	2	$191,405,000
5.550% Global Notes due 2041	AT&T Inc.	00206RBA9	$1,009,543,000	3	$333,392,000
5.375% Global Notes due 2041	AT&T Inc.	00206RJG8	$447,305,000	4	$260,610,000
5.350% Global Notes due 2043	AT&T Inc.	00206RJJ2	$436,339,000	5	$244,857,000
5.150% Global Notes due 2042	AT&T Inc.	00206RDH2	$1,208,505,000	6	$618,319,000
5.150% Global Notes due 2046	AT&T Inc.	00206RHA3 / 00206RFM9 / U04644BX4	$1,750,725,000	7	$1,007,433,000
4.850% Global Notes due 2045	AT&T Inc.	00206RJL7	$795,686,000	8	$394,633,000
4.750% Global Notes due 2046	AT&T Inc.	00206RCQ3	$3,500,000,000	9	$1,628,202,000
4.35% Global Notes due 2045	AT&T Inc.	00206RBK7 / U04644AE7	$3,043,850,000	10	$1,548,464,000

(1)

The aggregate principal amount of each series of Pool 2 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on September 14, 2020, based on information provided by the exchange agent to AT&T.

and (iii) exchange seven series of notes issued by AT&T (collectively, the “Pool 3 Notes” and, together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2059 (the “New 2059 Notes” and, together with the New 2053 Notes and the New 2055 Notes, the “New Notes”) as described in the table below. The aggregate principal amount of Pool 3 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 3 Notes accepted results in the issuance of New 2059 Notes in an amount not exceeding $6,500,000,000 (as increased, the “2059 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 3 Notes
5.700% Global Notes due 2057	AT&T Inc.	00206RDT6	$1,000,000,000	1	$514,799,000
5.650% Global Notes due 2047	AT&T Inc.	00206RCU4	$1,500,000,000	2	$540,565,000
5.450% Global Notes due 2047	AT&T Inc.	00206RDS8	$2,000,000,000	3	$1,251,477,000
5.300% Global Notes due 2058	AT&T Inc.	00206RFS6 / U04644CG0	$643,744,000	4	$461,929,000
5.150% Global Notes due 2050	AT&T Inc.	00206RFU1	$1,694,666,000	5	$753,335,000
4.550% Global Notes due 2049	AT&T Inc.	00206RDM1 / 00206RDK5	$2,500,000,000	6	$1,569,246,000
4.500% Global Notes due 2048	AT&T Inc.	00206RDL3 / 00206RDJ8	$4,499,999,000	7	$2,240,736,000

(1)

The aggregate principal amount of each series of Pool 3 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on September 14, 2020, based on information provided by the exchange agent to AT&T.

The amount of outstanding Old Notes validly tendered and not validly withdrawn as of September 14, 2020, as reflected in the tables above, satisfied the minimum tender condition in each of the Exchange Offers.

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 28, 2020, unless extended or earlier terminated by AT&T.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) if in the United States, a “qualified institutional buyer,” or “QIB,” as that term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) if outside the United States, a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” (ii) if located or resident in any Member State of the European Economic Area or in the United Kingdom, persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (1) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (2) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (3) not a “qualified investor” as defined in Regulation (EU) 2017/1129, as amended, and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area or in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area or in the United Kingdom may be unlawful under the PRIIPs Regulation and (iii) if located or resident in Canada, a holder located or resident in a province of Canada and an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (each, an “Eligible Holder”). Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility certification are authorized to receive or review the offering memorandum, eligibility certification and Canadian beneficial holder form or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of the Canadian beneficial holder form. There is no separate letter of transmittal in connection with the offering memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation is acting as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, eligibility certification or Canadian beneficial holder form may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The offering memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: https://gbsc-usa.com/eligibility/att.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.